UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 5, 2018

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Main Street, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of First Real Estate Investment Trust of New Jersey (the “Trust”) was held on April 5, 2018. As previously disclosed, effective upon the conclusion of the 2018 Annual Meeting, Robert S. Hekemian retired as Chairman and Chief Executive Officer of the Trust. Mr. Hekemian will continue to serve the Trust in a consulting capacity.

Also as previously disclosed, Robert S. Hekemian, Jr., a Trustee of the Trust and President and Chief Operating Officer of Hekemian & Co., Inc., succeeded Robert S. Hekemian as Chief Executive Officer of the Trust, and Ronald J. Artinian, a Trustee of the Trust and the Chairman of the Audit Committee of the Board, succeeded Robert S. Hekemian as Chairman of the Board. Information about Robert S. Hekemian, Jr. and Ronald J. Artinian is contained in the Trust’s Proxy Statement in connection with the 2018 Annual Meeting, which was filed with the Securities and Exchange Commission on February 28, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following matters were submitted to the shareholders of the Trust at the 2018 Annual Meeting for their approval:

Election of Trustees:

The shareholders of the Trust elected Donald W. Barney to serve as a Trustee of the Trust for a two-year term and elected John A. Aiello, David Hekemian and Richard J. Aslanian to serve Trustees of the Trust for three-year terms.  The balloting for election was as follows:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Donald W. Barney	3,776,678	37,984	--	1,935,042
John A. Aiello	3,565,038	249,624	--	1,935,042
David Hekemian	3,776,326	38,336	--	1,935,042
Richard J. Aslanian	3,550,728	263,934	--	1,935,042

Amendments to Equity Incentive Plan:

The shareholders of the Trust voted to approve amendments to the Trust’s Equity Incentive Plan to (a) increase the number of shares of the Trust’s beneficial interest reserved under the Equity Incentive Plan by 300,000 shares and (b) extend the term of the Equity Incentive Plan to September 10, 2028. Balloting for this vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,521,621	245,335	47,706	1,935,042

Ratification of Independent Registered Public Accountants:

The shareholders of the Trust voted to ratify the Audit Committee’s appointment of EisnerAmper LLP as the Trust’s independent registered public accountants for the fiscal year ending October 31, 2018. Balloting for this vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,678,402	45,033	9,080	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
Chief Executive Officer

Date: April 6, 2018